UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - May 19, 2021

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units	PAA	Nasdaq

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The 2021 annual meeting of common unitholders and Series A Convertible Preferred unitholders (collectively, the “Unitholders”) of Plains All American Pipeline, L.P. (“PAA” or the “Partnership”) was held on May 19, 2021. At the annual meeting, the Unitholders (other than Plains AAP, L.P.) considered and voted on how to instruct PAA to vote the Class C shares of Plains GP Holdings, L.P. (“PAGP”) that PAA owns at PAGP’s annual meeting with respect to the following matters, each of which is described in greater detail in PAA’s Proxy Statement dated April 12, 2021 (the “Proxy Statement”): (i) the election of four Class III directors to serve on the board of directors of PAA GP Holdings LLC until the 2024 annual meeting; (ii) the ratification of the appointment of PricewaterhouseCoopers LLP as PAGP’s and PAA’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and (iii) the approval, on a non-binding advisory basis, of our named executive officer compensation. In addition, at the annual meeting, all Unitholders (including Plains AAP, L.P.) considered and voted on the approval of the Plains All American 2021 Long-Term Incentive Plan, as described in the Proxy Statement.

The voting results for each matter presented at the PAA annual meeting were as follows (Note, for Items 1, 3 and 4 below, which are considered non-routine matters, broker non-votes are not considered votes cast and have no impact on the outcome. Out of the 547,590,593 common units and Series A Preferred units eligible to vote on Items 1, 2 and 3, approximately 83%, or 454,208,228 units, were represented in person or by proxy at the PAA annual meeting.):

1.	Unitholders (other than Plains AAP, L.P.) voted to instruct PAA to vote the PAGP Class C shares that it owns at the PAGP annual meeting on the election of four Class III directors to serve on the board of directors of PAA GP Holdings LLC until the 2024 annual meeting as follows:

Nominees	For	Withheld	Percentage of Votes Cast FOR*	Broker Non-Votes
1. Greg L. Armstrong	341,646,685	10,501,696	97.0%	102,059,847
2. John T. Raymond	342,615,065	9,533,316	97.3%	102,059,847
3. Bobby S. Shackouls	327,429,721	24,718,660	93.0%	102,059,847
4. Christopher M. Temple	338,304,998	13,843,383	96.1%	102,059,847

2.	Unitholders (other than Plains AAP, L.P.) voted to instruct PAA to vote the PAGP Class C shares that it owns at the PAGP annual meeting on the ratification of the appointment of PricewaterhouseCoopers LLP as PAGP’s and PAA’s independent registered public accounting firm for the fiscal year ending December 31, 2021 as follows:

For	Against	Abstained	Percentage of Votes Cast FOR*	Broker Non-Votes
433,726,242	19,353,234	1,128,752	95.5%	-0-

3.	Unitholders (other than Plains AAP, L.P.) voted to instruct PAA to vote the PAGP Class C shares that it owns at the PAGP annual meeting on the approval, on a non-binding advisory basis, of our named executive officer compensation as follows:

For	Against	Abstained	Percentage of Votes Cast FOR*	Broker Non-Votes
342,646,565	7,365,974	2,135,842	97.3%	102,059,847

4.	Unitholders (including Plains AAP, L.P.) voted on the approval of the Plains All American 2021 Long-Term Incentive Plan as follows (Note that out of the 793,146,315 common units and Series A Preferred units eligible to vote on this matter, approximately 83%, or 655,144,649 units, were represented in person or by proxy at the PAA annual meeting.):

For	Against	Abstained	Percentage of Vote Cast FOR	Broker Non-Votes
509,210,696	14,300,722	2,855,387	96.7%	128,777,844

*With respect to Items 1, 2 and 3, PAA Unitholders (other than Plains AAP, L.P.) voted on a “pass-through” basis by instructing PAA how to vote the PAGP Class C shares that it owns on Items 1, 2 and 3 at the PAGP annual meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2021	PLAINS ALL AMERICAN PIPELINE, L.P.

	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Richard McGee
		Name:	Richard McGee
		Title:	Executive Vice President, General Counsel & Secretary

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